                                                                    EXHIBIT 10.2

                                           January 29, 2003

Flying J Oil & Gas Inc.                Big West Oil & Gas Inc.
333 West Center Street                     333 West Center Street
North Salt Lake, Utah 84504-2805           North Salt Lake, Utah 84504-2805

         Attn:    Mr. Chris J. Malan
                  General Counsel and Manager of Lands

                               Re: Addendum to Purchase and Sale Agreement
                                   dated December 13, 2002

Gentlemen:

         Pursuant to that certain Purchase and Sale Agreement dated December 13,
2002, by and between Flying J Oil & Gas Inc. and Big West Oil & Gas Inc.
as Seller and NPC Inc. as Buyer (the "PSA"),  the Purchase  Price as adjusted is to be paid in the  form of  common  stock of St.  Mary  Land  &  Exploration
Company  ("St.  Mary")  such stock  being  referred  to as the "St.  Mary Common
Stock".  The  parties to the PSA have  agreed to the value of the Title  Defects yielding a reduction to the Purchase Price in the amount of $479,548.

         In  accordance  with the terms of Sections  2.01 and 7.03(c) of the PSA the effect of this adjustment to the Purchase Price results in a decrease in the number of shares of St. Mary Common Stock to be issued to Seller from  3,400,000 shares to 3,380,818  shares. It is the understanding of the undersigned that the
Seller  desires  that these  shares of St.  Mary  Common  Stock  shall  issue as follows:

                      Flying J Oil & Gas Inc. 1,690,409
                      Big West Oil & Gas Inc. 1,690,409

to be  owned  in  accordance  with  the  terms  of the PSA  and  the  additional agreements attached to the PSA.

         Big West Oil &  Gas Inc. has indicated that it desires the right to assign all or a portion of its shares of St. Mary  Common  Stock to Flying J Oil
&  Gas Inc.  after  Closing,  subject to the  provisions  of the PSA and the
Exhibits  thereto.  St. Mary hereby  consents and agrees to this  assignment  of shares and has no objection  whatsoever to all, or any portion  thereof,  of the shares of St. Mary Common  Stock being owned by Flying J Oil &  Gas Inc. St.
Mary,  Flying J Oil &  Gas Inc., and Big West Oil & Gas Inc. each agrees that it  shall  execute,  acknowledge  and  deliver  or  cause  to be  executed, acknowledged  and delivered,  such  instruments and  instructions and such other action as may be necessary or advisable to enable this  transfer and  assignment of shares of St. Mary Common  Stock as between Big West Oil &  Gas Inc.  and
Flying J. Oil &  Gas Inc. to occur subject to the  provisions of the PSA and the  Exhibits  thereto.  The parties have  further  agreed that the  certificate evidencing these shares of St. Mary Common Stock shall be delivered  directly to
St. Mary Land & Exploration Company by the transfer agent.

         To accommodate  an  unanticipated  issue  affecting  Buyer,  Seller has agreed to convey all of its interests in that portion of the  Interests  located in the State of Utah to Nance Petroleum Corporation, the parent of the Buyer.

         Unless otherwise defined in this letter,  capitalized terms used herein shall have the meaning given to such terms in the PSA.

         If this letter properly sets forth our agreement  regarding the matters addressed herein, please so signify by signing below.

                                Very truly yours,

     St. Mary Land & Exploration           NPC Inc.
     Company

By:  /s/ MILAM RANDOLPH PHARO                   By:  /s/ RONALD B. SANTI
     --------------------------------                ------------------------
     Milam Randolph Pharo                            Ronald B. Santi
     Vice President - Land & Legal               Vice President - Land

Agreed to and accepted this 29th day of January, 2003:

     Flying J Oil & Gas Inc.               Big West Oil & Gas Inc.

By:  /s/ CHRIS J. MALAN                         By:  /s/ CHRIS J. MALAN
     --------------------------------                -------------------------
     Chris J. Malan                                  Chris J. Malan
     General Counsel and Manager of Lands            General Counsel and Manager
                                                     of Lands